FIRST INVESTORS CASH MANAGEMENT FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

                 SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997,
                             AS AMENDED MAY 7, 1997


         The third sentence under the first full paragraph of "How To Redeem Shares" should read as follows:

         "Shares may be redeemed by mail or telephone."


FIMMB597                                         May 12, 1997